                            GAMNA SERIES FUNDS, INC.

                                POWER OF ATTORNEY


     James S. Carluccio, whose signature appears below, hereby constitutes and appoints Mark P. Bronzo, Daniel W. Portanova and Joseph C. O'Connor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable GAMNA Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm of that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                   /s/ James S. Carluccio
                                                   -----------------------------
                                                   James S. Carluccio


Date: October 20, 2000

                            GAMNA SERIES FUNDS, INC.

                                POWER OF ATTORNEY


     Robert T. Adams, whose signature appears below, hereby constitutes and appoints Mark P. Bronzo, Daniel W. Portanova and Joseph C. O'Connor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable GAMNA Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm of that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                   /s/ Robert T. Adams
                                                   -----------------------------
                                                   Robert T. Adams


Date: October 19, 2000

                            GAMNA SERIES FUNDS, INC.

                                POWER OF ATTORNEY


     Edward Fogarty, Jr., whose signature appears below, hereby constitutes and appoints Mark P. Bronzo, Daniel W. Portanova and Joseph C. O'Connor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable GAMNA Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm of that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                   /s/ Edward Fogarty, Jr.
                                                   -----------------------------
                                                   Edward Fogarty, Jr.


Date: October 19, 2000

                            GAMNA SERIES FUNDS, INC.

                                POWER OF ATTORNEY


     Vincent Benefico, whose signature appears below, hereby constitutes and appoints Mark P. Bronzo, Daniel W. Portanova and Joseph C. O'Connor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable GAMNA Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm of that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                   /s/ Vincent Benefico
                                                   -----------------------------
                                                   Vincent Benefico


Date: October 23, 2000

                            GAMNA SERIES FUNDS, INC.

                                POWER OF ATTORNEY


     Joseph C. O'Connor, whose signature appears below, hereby constitutes and appoints Mark P. Bronzo and Daniel W. Portanova, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable GAMNA Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm of that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                   /s/ Joseph C. O'Connor
                                                   -----------------------------
                                                   Joseph C. O'Connor


Date: October 20, 2000

                            GAMNA SERIES FUNDS, INC.
                                POWER OF ATTORNEY


     Jonathan M. Rather, whose signature appears below, hereby constitutes and appoints Mark P. Bronzo, Daniel W. Portanova and Joseph C. O'Connor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable GAMNA Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm of that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                   /s/ Jonathan M. Rather
                                                   -----------------------------
                                                   Jonathan M. Rather


Date: October 19, 2000

                            GAMNA SERIES FUNDS, INC.
                                POWER OF ATTORNEY


     Mark P. Bronzo, whose signature appears below, hereby constitutes and appoints Joseph C. O'Connor and Daniel W. Portanova, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable GAMNA Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm of that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                   /s/ Mark P. Bronzo
                                                   -----------------------------
                                                   Mark P. Bronzo


Date: October 20, 2000

                            GAMNA SERIES FUNDS, INC.
                                POWER OF ATTORNEY


     Daniel W. Portanova, whose signature appears below, hereby constitutes and appoints Mark P. Bronzo and Joseph C. O'Connor, and each of them, his true and lawful attorneys and agents, with full power and authority of substitution and resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable or which may be required to enable GAMNA Series Funds, Inc. (the "Company") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (collectively, the "Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments (including post-effective amendments) to the Company's Registration Statement pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a director and/or officer of the Company and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm of that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

                                                   /s/ Daniel W. Portanova
                                                   -----------------------------
                                                   Daniel W. Portanova


Date: October 20, 2000